Alpine Municipal Money Market Fund

A SERIES OF ALPINE INCOME TRUST

Supplement Dated March 28, 2011 to the
Prospectus dated March 1, 2011, as supplemented

The following language is added to the “Performance” section of the Prospectus:

The Adviser may waive a portion of its fees from time to time. Investment performance reflects the waiver of certain fees. Without the waiver of fees, the Fund’s yield and total return would have been lower. Waivers are voluntary and may be discontinued at any time.

The following language is added to the second paragraph of the “Management of the Funds” section of the Prospectus:

For Alpine Municipal Money Market Fund, the Adviser may waive a portion of its fees from time to time. Waivers are voluntary and may be discontinued at any time.

Please retain this Supplement for future reference.

An investment in the Alpine Municipal Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Ratings are not an endorsement of an investment in the Fund, nor do they imply any future performance.